UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

MERCER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-1099

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Prepackaged Debt Restructuring

As previously disclosed, on November 2, 2026, Mercer International Inc. (“Mercer”) and one non-operating subsidiary of Mercer (each, a “Company Party” and, together with their affiliates, the “Company”) entered into Restructuring Support Agreements with holders of Mercer’s 12.875% Senior Notes due 2028 (the “2028 Senior Notes”) and Mercer’s 5.125% Senior Notes due 2029 (the “2029 Senior Notes” and, together with the 2028 Senior Notes, the “Senior Notes”), and holders of Mercer’s outstanding common stock (the “Existing Equity Interests”), pursuant to which such holders have committed, among other things, to vote in favor of the Plan (as defined below) (together, the “Restructuring Support Agreements”). Through the Plan, the Company intends to implement a comprehensive restructuring of the Company’s debt obligations and capital structure on the terms set forth in the Restructuring Support Agreements (the “Restructuring”).

Pursuant to the Restructuring, holders of Senior Notes are expected to receive, among other things, their pro rata share of the Takeback Senior Secured Notes, 91.5% of the New Common Stock and 56.5% of the New Convertible Preferred Stock (each subject to dilution), and the right to participate in a fully backstopped rights offering of $420.0 million (inclusive of $20.0 million of original issue discount but exclusive of the Put Option Premium) of New Money Senior Secured Notes (and in the case of the backstopped rights offering, as such terms are more fully described in the Backstop Commitment Letter). Mercer’s existing common stock will be cancelled, and holders of Existing Equity Interests are expected to receive their pro rata share of 8.5% of the New Common Stock and 3.5% of the New Convertible Preferred Stock (each subject to dilution). General unsecured creditors are expected to be unimpaired under the Plan.

For a description of the material terms of the Restructuring Support Agreements and the Backstop Commitment Letter, see Mercer’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2026 (the “RSA 8-K”), which description is incorporated herein by reference. Capitalized terms used but not defined herein have the meanings given to them in the Restructuring Support Agreements filed as Exhibits 10.1 and 10.2 to the RSA 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indentures

On November 2, 2026, Mercer commenced solicitations of consents (the “Consent Solicitations”) from holders of each of (i) the 2029 Senior Notes, issued under that certain Indenture, dated as of January 26, 2021, between Mercer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of April 15, 2026 (as so supplemented, the “2029 Senior Notes Indenture”), and (ii) the 2028 Senior Notes, issued under that certain Indenture, dated as of September 21, 2023, between Mercer and the Trustee, as supplemented by the First Supplemental Indenture, dated as of April 15, 2026, and the Second Supplemental Indenture, dated as of October 30, 2026 (as so supplemented, the “2028 Senior Notes Indenture” and, together with the 2029 Senior Notes Indenture, the “Indentures”), to a proposed amendment to the applicable Indenture (the “Proposed Amendment”).

On November 6, 2026, following receipt of consents from holders of a majority in aggregate principal amount of the outstanding 2028 Senior Notes and 2029 Senior Notes, respectively, Mercer and the Trustee entered into (i) a Third Supplemental Indenture to the 2029 Senior Notes Indenture (the “2029 Notes Supplemental Indenture”) and (ii) a Fourth Supplemental Indenture to the 2028 Senior Notes Indenture (the “2028 Notes Supplemental Indenture” and, together with the 2029 Notes Supplemental Indenture, the “Supplemental Indentures”), in each case giving effect to the Proposed Amendment. The Supplemental Indentures became effective and operative upon execution and are binding on all current and subsequent holders of the applicable series of Senior Notes.

The Supplemental Indentures amend each Indenture to (i) add a definition of “Restructuring Support Agreement,” which refers to the Restructuring Support Agreement with the Consenting Senior Noteholders, dated as of November 2, 2026, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, and (ii) amend and restate Section 6.01(7) of each Indenture. As amended, the commencement of a voluntary case, the consent to the entry of an order for relief in an involuntary case, the consent to the appointment of a custodian of all or substantially all of its property, or a general assignment for the benefit of creditors, in each case by Mercer or any of its Restricted Subsidiaries that is a Significant Subsidiary (each as defined in the applicable Indenture), will not constitute an Event of Default (as defined in the applicable Indenture) under Section 6.01(7), solely to the extent such event is expressly contemplated by, and in compliance with all applicable terms and conditions of, the Restructuring Support Agreement, and only so long as the Restructuring Support Agreement has not been terminated in accordance with its terms. Upon any termination of the Restructuring Support Agreement in accordance with its terms, the occurrence of any such event will automatically constitute an Event of Default under Section 6.01(7) of the applicable Indenture.

The foregoing descriptions of the Supplemental Indentures and the Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures, copies of which are filed as Exhibits 4.1 and 4.2 to this Current Report and are hereby incorporated by reference into this Item 1.01, and the Indentures, which are incorporated herein by reference to Exhibit 4.1 to Mercer’s Current Report on Form 8-K filed with the SEC on January 26, 2021 (in the case of the 2029 Senior Notes Indenture) and Exhibit 4.1 to Mercer’s Current Report on Form 8-K filed with the SEC on September 21, 2023 (in the case of the 2028 Senior Notes Indenture).

Item 1.03.	Bankruptcy or Receivership

Voluntary Petition

On November 9, 2026 (the “Petition Date”), Mercer and one non-operating subsidiary of Mercer (together, in such context, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”) to implement a joint prepackaged chapter 11 plan of reorganization (the “Plan”). The Plan embodies the terms of, and the transactions contemplated by, the Restructuring Support Agreements. On November 9, 2026, prior to commencing the Chapter 11 Cases, the Debtors commenced solicitation of votes on the Plan by transmitting the disclosure statement relating to the Plan (the “Disclosure Statement”) and related solicitation materials to eligible holders, and anticipate completing solicitation during the Chapter 11 Cases. The Debtors have requested that the Court jointly administer the Chapter 11 Cases for procedural purposes only under the caption In re Mercer International Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. Mercer’s operating subsidiaries have not commenced chapter 11 cases and will continue to operate their businesses as usual and in the ordinary course.

The Debtors have filed customary “first day” motions with the Court to ensure their ability to continue operating in the ordinary course of business, including authority to pay employees, vendors, and customers. The Plan and the “first day” relief anticipate that general unsecured creditors, including trade creditors, will be paid in full in the ordinary course of business. The Company expects to complete the Restructuring by the end of calendar year 2026.

Item 7.01.	Regulation FD Disclosure

Press Release

On November 9, 2026, Mercer issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Disclosure Statement

The Disclosure Statement in connection with the solicitation of the Plan was distributed to certain creditors of the Company prior to the filing of the Chapter 11 Cases. A copy of the Disclosure Statement is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. This Current Report on Form 8-K (this “Current Report”) is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement (as may be amended) and any applicable order of the Court.

Cautionary Note Regarding the Chapter 11 Cases

Mercer cautions that trading in Mercer’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Mercer’s securities may bear little or no relationship to the actual recovery, if any, by the holders of Mercer’s securities in the Chapter 11 Cases. Mercer expects that its equity holders may experience a significant loss on their investment if the Plan is confirmed.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Stretto, Inc. at https://cases.stretto.com/Mercer, by calling (833) 333-9454 or Non U.S./Canada at +1 (650) 525-4708, or by sending an email to MercerInquiries@stretto.com (with a reference to “Mercer Solicitation Inquiry” in the subject line). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

The information included in this Current Report under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including estimates, forecasts, and projections about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans, and objectives and the Company’s industry and market growth. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. All statements in this Current Report that are not historical are forward-looking statements, including statements regarding the timing and implementation of the transactions contemplated by the Disclosure Statement and the Plan, the Company’s ability to continue operating in the ordinary course, including continuing to serve customers and pay vendors and employees in the ordinary course, the potential benefits of the transactions contemplated by the Disclosure Statement and the Plan, and the potential effects of such transactions on the Company’s financial position, capital structure, outstanding debt and interest expense. Actual results could differ materially due to a number of factors, including, but not limited to, risks and uncertainties associated with the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and the Company’s relationship with its various stakeholders, including vendors, suppliers, partners and customers; the Company’s ability to develop and implement the transactions contemplated by the Plan and whether the Plan will be approved by the Court and the ultimate outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to confirm and consummate the Plan; the timing or amount of recovery, if any, to the Company’s stakeholders; uncertainty regarding the Company’s ability to retain key personnel; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate the Plan; risks relating to the potential delisting of the Company’s common stock from the Nasdaq Global Select Market and future quotation of the common stock; the highly cyclical nature of the Company’s business; cyclical fluctuations in the price and supply of the Company’s raw materials, particularly fiber; inflation or a sustained increase in the Company’s key production and other costs, which would lead to higher manufacturing costs and could reduce the Company’s margins; disruptions in the global and European economies caused by geopolitical conflicts, including in the Middle East and Ukraine; the impacts of changes in international trade policies, including tariffs, duties or other trade barriers imposed by the United States or other nations; intense competition in the forest products industry; risks associated with climate change and social and governmental responses thereto; fluctuations in prices and demand for lumber and mass timber products; declines in demand for the Company’s solid wood segment lumber products due to competing technologies or materials; material disruptions to the Company’s production; the substantial capital requirements of the Company’s operations and the risk that the Company may be unable to maintain adequate capital resources to provide for such requirements; trends in non-print media and changes in consumer habits regarding the use of paper, which have adversely affected and are expected to continue to adversely affect the demand for market pulp; risks related to the Company’s employees and its dependence on key personnel; the risk that the Company’s long-lived assets become impaired, requiring the Company to record non-cash impairment charges that could have a material impact on its results of operations; the risk that the Company’s insurance coverage may not be adequate; the Company’s reliance on third parties for transportation services; the Company’s ability to offer products certified to globally recognized forestry management and chain of custody standards and to meet customers’ product or project specifications; failures or security breaches of the Company’s information technology systems; risks and uncertainties resulting from acquisitions; evolving sustainability reporting requirements and the environmental, social and governance preferences of customers, investors and other stakeholders; potential increases to the Company’s restructuring costs; the Company’s ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; the Company’s ability to take certain actions with respect to its capital and debt structure; the Company’s level of indebtedness and its impact on the Company’s financial condition, results of operations and liquidity; the Company’s ability to comply with the terms of the temporary waiver obtained under its German revolving credit facility, to return to compliance by the end of the waiver period, or to obtain additional relief; changes in credit ratings issued by nationally recognized statistical rating organizations, which could adversely affect the Company’s cost of financing and the market price of its securities; the Company’s exposure to interest rate fluctuations; a weakening of the global economy, including capital and credit markets; political uncertainty, an increase in trade protectionism or geopolitical conflict and their effects on global macroeconomic activity and trade; the Company’s exposure to currency exchange rate fluctuations; a sustained relatively high interest rate environment, which could dampen macroeconomic conditions and business activity and reduce demand for the Company’s products; health epidemics or pandemics; losses resulting from unforeseen or catastrophic events, including terrorist attacks or natural disasters; extensive environmental regulation and the risk that the Company could incur substantial costs as a result of compliance with, violations of or liabilities under applicable environmental laws and regulations; changing energy legislation in Germany, where the Company sells surplus green energy, in response to high prices and energy shortages; the risk of violations of applicable laws relating to trade, export controls, foreign corrupt practices and competition by the Company’s international sales and operations; product liability claims; risks associated with any ongoing or new litigation; the risk that customers do not maintain their favorable perception of the Company’s brand and products, resulting in lower demand for its products; the risk that the Company’s products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that the Company is not able to successfully execute or achieve the potential benefits of the Company’s efforts to enhance its value; the substantial doubt about the Company’s ability to continue as a going concern; and other factors discussed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent reports filed with the SEC. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company disclaims any intent or obligation to update any forward-looking statements after the date of this Current Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Third Supplemental Indenture, dated as of November 6, 2026, between Mercer International Inc. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, to the Indenture, dated as of January 26, 2021, governing Mercer International Inc.’s 5.125% Senior Notes due 2029.

4.2	Fourth Supplemental Indenture, dated as of November 6, 2026, between Mercer International Inc. and Computershare Trust Company, N.A., as trustee, to the Indenture, dated as of September 21, 2023, governing Mercer International Inc.’s 12.875% Senior Notes due 2028.

99.1	Disclosure Statement for the Company Prepackaged Chapter 11 Plan of Reorganization, dated November 9, 2026

99.2	Press Release, dated November 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercer International Inc.

By:	/s/ Richard Short
Richard Short
Chief Financial Officer and Secretary

Date: November 10, 2026